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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported):  May 20, 2002
                                                           --------------



                          The Williams Companies, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                    1-4174                 73-0569878
         --------                ---------------        -------------------
      (State or other              (Commission           (I.R.S. Employer
      jurisdiction of              File Number)         Identification No.)
      incorporation)



        One Williams Center, Tulsa, Oklahoma                  74172
        ------------------------------------                  -----
      (Address of principal executive offices)              (Zip Code)



        Registrant's telephone number, including area code: 918/573-2000
                                                            ------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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Item 5.    Other Events.

            On May 20, 2002, The Williams Companies, Inc. (NYSE:WMB) announced that its review of trading activity during the last two years shows that Williams did not engage in a strategy of so-called "round-trip trading" for the purpose of inflating trading volumes or revenues. Because Williams reports its trading revenue on a net basis, the less than one percent of reported trades it found with "round-trip" characteristics did not affect reported revenues. Williams is the only major energy marketing company that accounts for its trading revenues on a net, rather than a gross basis.

Item 7.    Financial Statements and Exhibits.

           Williams files the following exhibit as part of this report:

           Exhibit 99.1 Copy of Williams' press release dated May 20, 2002, publicly announcing the matters reported herein.

           Pursuant to the requirements of the Securities Exchange Act of 1934, Williams has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          THE WILLIAMS COMPANIES, INC.


Date: May 22, 2002                               /s/ Suzanne H. Costin
                                          --------------------------------------
                                          Name:  Suzanne H. Costin
                                          Title: Corporate Secretary

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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
99.1              Copy of Williams' press release dated May 20, 2002, publicly announcing the matters reported herein.